                                                                       EXHIBIT 1

                       DIRECTORS AND EXECUTIVE OFFICERS OF
                        THE ST. PAUL COMPANIES, INC. AND
                   ST. PAUL FIRE AND MARINE INSURANCE COMPANY

The names and present principal occupations of the directors and executive officers of The St. Paul Companies, Inc. and St. Paul Fire and Marine Insurance Company are set forth below. During the last five years, none of the individuals has been convicted in any criminal proceeding (excluding traffic violations and similar misdemeanors) or has been a party to any civil proceeding of a judicial or administrative body as a result of which such person was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding violations with respect to such laws. All of the individuals listed below are citizens of the United States except Douglas West Leatherdale, who is a citizen of Canada, and David John, who is a citizen of the United Kingdom.

THE ST. PAUL COMPANIES, INC.

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                                                                                                DESCRIPTION OF ANY
                                                                                                    CONTRACT,
                                                                                                   ARRANGEMENT,
                                                                                SHARES OF        UNDERSTANDING OR
                                          PRESENT                                 SELECT        RELATIONSHIP WITH
                                         PRINCIPAL                               COMFORT          RESPECT TO ANY
                      POSITION WITH    OCCUPATION OR                           BENEFICIALLY       SECURITIES OF
        NAME           THE ST. PAUL     EMPLOYMENT       BUSINESS ADDRESS         OWNED           SELECT COMFORT
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H. Furlong Baldwin    Director        Chairman,        Mercantile             0               None
                                      Mercantile       Bankshares
                                      Bankshares       Corporation
                                      Corporation      2 Hopkins Plaza
                                                       Baltimore, MD 21201
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Carolyn Hogan Byrd    Director        Chairman and     Globaltech Financial   0               None
                                      Chief            2839 Paces Ferry
                                      Executive        Road, Suite 810
                                      Officer,         Atlanta, GA  30339
                                      Globaltech
                                      Financial
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John H. Dasburg       Director        President and    Burger King            0               None
                                      Chief            Corporation
                                      Executive        17777 Old Cutler Road
                                      Officer,         Miami, FL  33157
                                      Burger King
                                      Corporation
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Janet M. Dolan        Director        President and    Tennant Company        0               None
                                      Chief            701 N. Lilac Drive
                                      Executive        Minneapolis, MN
                                      Officer,         55422
                                      Tennant Company
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Kenneth Marc          Director        Chairman and     The Duberstein Group   0               None
Duberstein                            Chief            2100 Pennsylvania
                                      Executive        Ave. NW, Suite 500
                                      Officer, The     Washington, DC 20037
                                      Duberstein
                                      Group
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Pierson MacDonald     Director        Retired          4900 IDS Center        0               None
Grieve                                Chairman and     80 South 8th Street
                                      Chief            Minneapolis, MN 55402
                                      Executive
                                      Officer,
                                      Ecolab, Inc.
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Thomas R. Hodgson     Director        Former           225 E. Deerpath        0               None
                                      President and    Suite 222
                                      Chief            Lake Forest, IL 60045
                                      Operating
                                      Officer,
                                      Abbott
                                      Laboratories
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Sir David G. John,    Director        Chairman, The    The BOC Group          0               None
KCMG                                  BOC Group PLC    Chertsey Road
                                                       Windlesham
                                                       Surrey GU20 6HG
                                                       England
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William Hugh Kling    Director        President,       Minnesota Public       6000            None
                                      Minnesota        Radio
                                      Public Radio,    45 E. 7th Street
                                      President,       St. Paul, MN 55101
                                      Minnesota
                                      Communications
                                      Group and
                                      President,
                                      Greenspring
                                      Company
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Douglas West          Chairman,       Chairman,        385 Washington Street  0               None
Leatherdale           President,      President, CEO   St. Paul, MN 55102
                      CEO and         and Director
                      Director        of The St. Paul
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Bruce King MacLaury   Director        President        5109 Yuma Place, NW    0               None
                                      Emeritus, The    Washington, DC 20016
                                      Brookings
                                      Institution
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Glen D. Nelson        Director        Vice Chairman,   Medtronic, Inc.        0               None
                                      Medtronic, Inc.  710 Medtronic Pkwy. NE
                                                       Minneapolis, MN 55432
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Gordon M. Sprenger    Director        President and    Allina Health          0               None
                                      Chief            Systems, Inc.
                                      Executive        P.O. Box 9310
                                      Officer,         Minneapolis, MN
                                      Allina Health    55440-9310
                                      Systems, Inc.
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Bruce Allen Backberg  Sr. Vice        Sr. Vice         385 Washington Street  0               None
                      President &     President &      St. Paul, MN 55102
                      Corporate       Corporate
                      Secretary       Secretary of
                                      The St. Paul
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Thomas Andrew         Chief           Chief            385 Washington Street  0               None
Bradley               Financial       Financial        St. Paul, MN 55102
                      Officer         Officer of The
                                      St. Paul
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Laura L. Gagnon       Vice            Vice             385 Washington Street  0               None
                      President-      President-       St. Paul, MN 55102
                      Finance         Finance
                      & Investor      & Investor
                      Relations       Relations of
                                      The St. Paul
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Karen L. Himle        Sr. Vice        Sr. Vice         385 Washington Street  0               None
                      President-      President-       St. Paul, MN 55102
                      Corporate       Corporate
                      Affairs         Affairs of The
                                      St. Paul
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John A. MacColl       Executive       Executive Vice   385 Washington Street  0               None
                      Vice            President and    St. Paul, MN 55102
                      President and   General
                      General         Counsel of The
                      Counsel         St. Paul
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David Nachbar         Sr. Vice        Sr. Vice         385 Washington Street  0               None
                      President-Human President-Human  St. Paul, MN 55102
                      Resources       Resources of
                                      The St. Paul
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Michael R. Wright     Chief           Chief            385 Washington Street  0               None
                      Investment      Investment       St. Paul, MN 55102
                      Officer         Officer of The
                                      St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------

ST. PAUL FIRE AND MARINE INSURANCE COMPANY

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                                                                                                DESCRIPTION OF ANY
                                                                                                    CONTRACT,
                                                                                                   ARRANGEMENT,
                                                                                SHARES OF        UNDERSTANDING OR
                                          PRESENT                                 SELECT        RELATIONSHIP WITH
                                         PRINCIPAL                               COMFORT          RESPECT TO ANY
                      POSITION WITH    OCCUPATION OR                           BENEFICIALLY       SECURITIES OF
        NAME               F&M          EMPLOYMENT       BUSINESS ADDRESS         OWNED           SELECT COMFORT
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Bruce Allen Backberg  Sr. Vice        Sr. Vice         385 Washington Street  0               None
                      President &     President &      St. Paul, MN 55102
                      Corporate       Corporate
                      Secretary       Secretary of
                                      F&M
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Thomas Andrew         Chief           Chief            385 Washington Street  0               None
Bradley               Financial       Financial        St. Paul, MN 55102
                      Officer         Officer of F&M
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Michael James Conroy  Executive       Executive Vice   385 Washington Street  0               None
                      Vice            President,       St. Paul, MN 55102
                      President,      Chief
                      Chief           Administrative
                      Administrative  Officer, Chief
                      Officer,        Privacy
                      Chief Privacy   Officer and
                      Officer and     Director of F&M
                      Director
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James Francis Duffy   Sr. Vice        Sr. Vice         St. Paul Re, Inc.      0               None
                      President       President of     195 Broadway
                                      F&M              New York, NY 10007
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Karen L. Himle        Sr. Vice        Sr. Vice         385 Washington Street  0               None
                      President-      President-       St. Paul, MN 55102
                      Corporate       Corporate
                      Affairs         Affairs of F&M
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Robert Jule           Sr. Vice        Sr. Vice         385 Washington Street  0               None
Lamendola             President and   President of     St. Paul, MN 55102
                      Director        F&M
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Douglas West          Chairman,       Chairman,        385 Washington Street  0               None
Leatherdale           President,      President,       St. Paul, MN 55102
                      Chief           Chief
                      Executive       Executive
                      Officer and     Officer and
                      Director        Director of F&M
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Stephen Wright        Executive       Executive Vice   385 Washington Street  600             None
Lilienthal            Vice            President and    St. Paul, MN 55102
                      President and   Director of F&M
                      Director
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John A. MacColl       Executive       Executive Vice   385 Washington Street  0               None
                      Vice            President and    St. Paul, MN 55102
                      President,      General
                      General         Counsel of F&M
                      Counsel and
                      Director
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T. Michael Miller     Sr. Vice        Sr. Vice         385 Washington Street  0               None
                      President-GlobalPresident-Global St. Paul, MN 55102
                      Products, and   Products, and
                      Director        Director of F&M
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Kent D. Urness        Sr. Vice        Sr. Vice         385 Washington Street  0               None
                      President-GlobalPresident-Global St. Paul, MN 55102
                      Products and    Products and
                      Director        Director of F&M
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Michael R. Wright     Chief           Chief            385 Washington Street  0               None
                      Investment      Investment       St. Paul, MN 55102
                      Officer         Officer of F&M
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